UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 9, 2004

                          Date of Report: April 2, 2004


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
         --------------------------------------------------------------

           (Exact name of registrants as specified in their charters)



          Delaware                001-11331                43-1698480
          Delaware                333-06693                43-1742520
          Delaware                000-50182                43-1698481
          Delaware                000-50183                14-1866671
       --------------          ---------------          ----------------
      (States or other         Commission file          (I.R.S. Employer
      jurisdictions of             numbers             Identification Nos.)
      incorporation or
       organization)




                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS and ITEM 9. REGULATION FD DISCLOSURE

Amendment to Agreement and Plan of Merger

     On February 9, 2004 we announced that FCI Trading Corp., an affiliate of our general partner, entered into an Agreement and Plan Of Merger dated February 8, 2004 to acquire all of the outstanding common stock of Blue Rhino Corporation in an all-cash merger. Blue Rhino Corporation is the nation's leading provider of branded propane cylinder exchange services and a leading provider of complementary products. Immediately after the merger, FCI Trading will convert Blue Rhino Corporation into a limited liability company, Blue Rhino LLC.

     This Agreement and Plan of Merger was subsequently amended on March 16, 2004, to:

     o delete references to items for which the SEC has delayed the effectiveness of; and

     o further clarify the vesting procedures for particular stock options of Blue Rhino Corporation.

A copy of this First Amendment to the Agreement and Plan of Merger dated as of March 16, 2004 is attached as Exhibit 99.1.

     Also on February 9, 2004, we announced that we entered into a contribution agreement with our operating partnership, our general partner and FCI Trading, whereby subsequent to the merger described above, FCI Trading will contribute all of the membership interests in Blue Rhino LLC to our operating partnership through a series of transactions and our operating partnership will assume FCI Trading's obligation under the amended agreement and plan of merger to pay the $17.00 per share to the then former stockholders of Blue Rhino Corporation together with other specific obligations. We anticipate the merger and contribution to be completed by the end of our fiscal 2004 third quarter.

Blue Rhino Corporation Audited Consolidated Financial Statements

     Attached to this Current Report as Exhibit 99.2 are the audited consolidated financial statements and related footnotes as of July 31, 2003 for Blue Rhino Corporation.

Amendment to Ferrellgas, L.P.'s Credit Agreement

     On March 9, 2004, our operating partnership, Ferrellgas, L.P., amended its credit agreement in connection with transactions related to the contribution agreement described above. A copy of the First Amendment to the Fourth Amended and Restated Credit Agreement of Ferrellgas, L.P. dated as of March 9, 2004 is attached as Exhibit 99.3.

Ferrell Unit Purchase Agreement

     On February 8, 2004, James E. Ferrell, Chairman, President and Chief Executive Officer of our general partner, entered into a Unit Purchase Agreement with us to purchase up to $5 million of our common units. On April 1, 2004, Mr. Ferrell notified us of his election to purchase approximately $1.8 million of common units under the Unit Purchase Agreement. This purchase is expected to occur shortly after, and is contingent upon, the successful completion of the merger described above. Mr. Ferrell also intends to exercise options to purchase approximately $3.2 million of common units at approximately the same time as the completion of the contribution.

Anticipated Equity Offering

     On April 2,  2004,  we issued a press  release  announcing  an  anticipated
public  offering  of  7,000,000  common  units   representing   limited  partner
interests. A copy of the press release is attached as Exhibit 99.4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc., its general partner


Date:  April 2, 2004                   By /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                        FERRELLGAS PARTNERS FINANCE CORP.

Date: April 2, 2004                     By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)


                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date: April 2, 2004                     By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)



                                        FERRELLGAS FINANCE CORP.


Date: April 2, 2004                     By  /s/ Kevin T. Kelly
                                            ------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)

INDEX TO EXHIBITS
-----------------


    Exhibit No.                       Description of Exhibit
    -----------                       ----------------------

       23.1 Consent of Ernst & Young LLP, independent auditors for the certain use of its report dated September 16, 2003, except for the last paragraph of Note 2 as to which the date is October 8, 2003, with respect to the consolidated financial statements of Blue Rhino Corporation for the year ended July 31, 2003, appearing in Exhibit 99.2 to this Current Report on Form 8-K of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. and Ferrellgas Finance Corp., dated April 2, 2004.

       99.1 First Amendment to Agreement and Plan of Merger, dated as of March 16, 2004, by and among Blue Rhino Corporation, FCI Trading Corp., Diesel Acquisition, LLC, and Ferrell Companies, Inc.

       99.2 Audited consolidated balance sheets of Blue Rhino Corporation and subsidiaries as of July 31, 2003, and 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years then ended and related footnotes together with the Report of Independent Accountants of Ernst & Young LLP with respect thereto.

       99.3 First Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 9, 2004, by and among Ferrellgas, L.P., Ferrellgas, Inc., Bank of America N.A. and other various lenders.

       99.4 Press Release of Ferrellgas Partners, L.P. dated April 2, 2004, announcing an anticipated public offering of 7,000,000 common units.